CONVERTIBLE NOTE PAYABLE (Tables)	6 Months Ended
Jun. 30, 2022
Convertible Note Payable
SCHEDULE OF CONVERTIBLE NOTE PAYABLE

Principal due under the convertible note payable was as follows at June 30, 2022 and December 31, 2021:

	2022	2021

Note payable	33,333,333	-
Less: debt discount	(7,798,881)	-
Note payable, net	$25,534,452	$-

SCHEDULE OF FAIR VALUE OF OPTION WITH ASSUMPTIONS

The fair value was estimated using the Black Scholes option pricing models with the following assumptions:

	Dividend Yield	Expected Volatility	Risk-free Interest Rate	Expected Life
Hudson Bay Warrant; May 2022	0.00%	140.29%	2.92%	2.5 years
Palladium Capital Warrant; May 2022	0.00%	140.29%	2.92%	2.5 years